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This is filed pursuant to Rule 497(c).
File Nos. 33-12988 and 811-05088.



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ALLIANCE CAPITAL (R)         ALLIANCE ASSET ALLOCATION FUNDS:
                             ALLIANCE CONSERVATIVE INVESTORS FUND
                             ALLIANCE GROWTH INVESTORS FUND
_________________________________________________________________

Supplement Dated October 17, 1995, to Prospectus Dated
September 1, 1995


         THIS SUPPLEMENT TO THE CURRENT PROSPECTUS OF THE FUNDS SUPERSEDES THE INFORMATION UNDER THE HEADING "PURCHASE AND SALE OF SHARES - HOW TO BUY SHARES - CLASS A SHARES - INITIAL SALES CHARGE ALTERNATIVE" AND SUPPLEMENTS THE INFORMATION UNDER THE HEADING "EXPENSE INFORMATION."

CLASS A SHARES - INITIAL SALES CHARGE ALTERNATIVE

         You can purchase Class A shares at net asset value plus an initial sales charge, as follows:

                       Initial Sales Charge

                     as % of Net                    Commission to
                        Amount        as % of     Dealer/Agent as %
 Amount Purchased      Invested   Offering Price  of Offering Price

Less than $100,000        4.44%         4.25%            4.00%

$100,000 to
less than $250,000        3.36          3.25             3.00

$250,000 to
less than $500,000        2.30          2.25             2.00

$500,000 to
less than $1,000,000      1.78          1.75             1.50

    On purchases of $1,000,000 or more, you pay no initial sales charge but may pay a contingent deferred sales charge ("CDSC") equal to 1% of the lesser of net asset value at the time of redemption or original cost if you redeem within one year; Alliance may pay the dealer or agent a fee of up to 1% of the dollar amount purchased. Certain purchases of Class A shares may qualify for reduced or eliminated sales charges in accordance with a Fund's Combined Purchase Privilege, Cumulative Quantity Discount, Statement of Intention, Privilege for Certain Retirement Plans, Reinstatement Privilege and Sales at Net Asset Value programs. Consult the Subscription Application and Statement of Additional Information.




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    Class A shares obtained from dividend or distribution
reinvestment are not subject to the CDSC. The CDSC is deducted from the amount of the redemption and is paid to Alliance Fund Distributors, Inc. The CDSC will be waived on redemptions of shares following the death or disability of a shareholder or to meet the requirements of certain qualified retirement plans. See the Statement of Additional Information.

________________________

(R) This registered service mark used under license from the owner, Alliance Capital Management L.P.









































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